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GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 2001-1


MONTHLY REPORT - COMBINED
Determination Date:                17-Dec-01            [GREENPOINT CREDIT LOGO]
Distribution Date                  20-Dec-01
Month End Date:                    30-Nov-01

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

 (a) Class I A Distribution Amount                                                                                      1,856,759.47
 (b) Class I A Distribution Principal                                                                                   1,674,828.01
                 Scheduled Payments of Principal                                                         492,909.81
                 Partial Prepayments                                                                      39,925.99
                 Scheduled Principal Balance Principal Prepayment in Full                                843,538.43
                 Scheduled Principal Balance Liquidated Contracts                                        298,453.78
                 Scheduled Principal Balance Repurchases                                                       0.00
 (c) Class I A Interest Distribution                                                                                     181,931.46
     Class I A Interest Shortfall                                                                                              0.00
 (d) Class I A Remaining Certificate Balance                  (CUSIP# 395383BC5)                                      87,708,080.24

 (e) Class I M-1 Distribution Amount                                                                                      23,002.20
 (f) Class I M-1 Distribution Principal                                                                                        0.00
                 Scheduled Payments of Principal                                                               0.00
                 Partial Prepayments                                                                           0.00
                 Scheduled Principal Balance Principal Prepayment in Full                                      0.00
                 Scheduled Principal Balance Liquidated Contracts                                              0.00
                 Scheduled Principal Balance Repurchases                                                       0.00
 (g) Class I M-1 Principal Shortfall Distribution                                                                              0.00
 (h) Class I M-1 Interest Distribution                                                                                    23,002.20
     Class I M-1 Interest Shortfall                                                                                            0.00
 (i) Class I M-1 Remaining Certificate Balance                (CUSIP# 395383BD3)                                       9,286,000.00

 (j) Class I M-2 Distribution Amount                                                                                      55,924.78
 (k) Class I M-2 Distribution Principal                                                                                        0.00
                 Scheduled Payments of Principal                                                               0.00
                 Partial Prepayments                                                                           0.00
                 Scheduled Principal Balance Principal Prepayment in Full                                      0.00
                 Scheduled Principal Balance Liquidated Contracts                                              0.00
                 Scheduled Principal Balance Repurchases                                                       0.00
 (l) Class I M-2 Principal Shortfall Distribution                                                                              0.00
 (m) Class I M-2 Interest Distribution                                                                                    55,924.78
     Class I M-2 Interest Shortfall                                                                                            0.00
 (n) Class I M-2 Remaining Certificate Balance                (CUSIP# 395383BE1)                                      19,899,107.00

 (o) Class II A Distribution Amount                                                                                    1,627,952.42
 (p) Class II A Distribution Principal                                                                                 1,452,590.00
                 Scheduled Payments of Principal                                                         140,042.94
                 Partial Prepayments                                                                      63,226.84
                 Scheduled Principal Balance Principal Prepayment in Full                              1,037,981.90
                 Scheduled Principal Balance Liquidated Contracts                                        211,338.32
                 Scheduled Principal Balance Repurchases                                                       0.00


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 (q) Class II A Interest Distribution                                                                                    175,362.42
     Class II A Interest Shortfall                                                                                             0.00
 (r) Class II A Remaining Certificate Balance                 (CUSIP# 395383BF8)                                      81,970,561.66

 (s) Class II M-1 Distribution Amount                                                                                     21,214.88
 (t) Class II M-1 Distribution Principal                                                                                       0.00
                 Scheduled Payments of Principal                                                               0.00
                 Partial Prepayments                                                                           0.00
                 Scheduled Principal Balance Principal Prepayment in Full                                      0.00
                 Scheduled Principal Balance Liquidated Contracts                                              0.00
                 Scheduled Principal Balance Repurchases                                                       0.00
 (u) Class II M-1 Principal Shortfall Distribution                                                                             0.00
 (v) Class II M-1 Interest Distribution                                                                                   21,214.88
     Class II M-1 Interest Shortfall                                                                                           0.00
 (w) Class II M-1 Remaining Certificate Balance               (CUSIP# 395383BG6)                                       8,340,000.00


 (x) Class II M-2 Distribution Amount                                                                                     98,766.38
 (y) Class II M-2 Distribution Principal                                                                                       0.00
                 Scheduled Payments of Principal                                                               0.00
                 Partial Prepayments                                                                           0.00
                 Scheduled Principal Balance Principal Prepayment in Full                                      0.00
                 Scheduled Principal Balance Liquidated Contracts                                              0.00
                 Scheduled Principal Balance Repurchases                                                       0.00
 (z) Class II M-2 Principal Shortfall Distribution                                                                             0.00
(aa) Class II M-2 Interest Distribution                                                                                   98,766.38
     Class II M-2 Interest Shortfall                                                                                           0.00
(bb) Class II M-2 Remaining Certificate Balance               (CUSIP# 395383BH4)                                      33,362,323.00

(cc) LIBOR
                 Class I A Pass Through Rate                                                                              2.442500%
                 Class I M-1 Pass Through Rate                                                                            2.972500%
                 Class I M-2 Pass Through Rate                                                                            3.372500%
                 Class II A Pass Through Rate                                                                             2.522500%
                 Class II M-1 Pass Through Rate                                                                           3.052500%
                 Class II M-2 Pass Through Rate                                                                           3.552500%

(dd) Monthly Servicing Fee
                 Group I                                                                                                  98,806.68
                 Group II                                                                                                 78,203.42
                 Group II - Subordinated                                                                                  26,067.81

(ee) Formula Principal Distribution
                 Group I                                                                                               1,674,828.01
                 Group II                                                                                              1,452,590.00

(ff) Deposited to Certificate Account
                 Group I Available Funds Shortfall                                                                             0.00
                 Group II Available Funds Shortfall                                                                            0.00


(gg) Delinquency                                                                       Group I          Group II      Total Pool
                                                                                    --------------- --------------- ---------------
                 Number 31-59 days delinquent                                                    87              41             128
                 Balance 31 - 59 days delinquent                                      $2,226,258.37   $2,114,555.60   $4,340,813.97
                 Number 60-89 days delinquent                                                    22              11              33
                 Balance 60-89 days delinquent                                          $628,346.62     $543,475.22   $1,171,821.84


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                 Number 90 or more days delinquent                                               28              29              57
                 Balance 90 or more days delinquent                                     $735,829.93   $1,940,134.36   $2,675,964.29
                                                                                    --------------- --------------- ---------------
                 EOP Delinquent Number                                                          137              81             218
                 EOP Delinquent Balance                                               $3,590,434.92   $4,598,165.18   $8,188,600.10
                                                                                    =============== =============== ===============

(hh) Repurchased Contracts         (see attached)                                      Group I          Group II      Total Pool
                                                                                    --------------- --------------- ---------------
                 Number of Repurchased                                                            0               0               0
                 Repuchase Price of Contracts                                                  0.00            0.00            0.00

(ii) Repossessions or Foreclosures                                                     Group I          Group II      Total Pool
                                                                                    --------------- --------------- ---------------
                 BOP Repossessions Number                                                        33              21              54
                 BOP Repossessions Balance                                            $1,220,907.89   $1,028,680.15   $2,249,588.04
                 Plus Number Repossessions this Month                                            12              10              22
                 Plus Balance Repossessions this Month                                   486,741.83      378,375.79      865,117.62
                 Less Liquidations Number                                                       (9)             (4)            (13)
                 Less Liquidations Balance                                             (299,658.84)    (212,874.91)    (512,533.75)
                                                                                    --------------- --------------- ---------------
                 EOP Repossessions Number                                                        36              27              63
                 EOP Repossessions Balance                                            $1,407,990.88   $1,194,181.03   $2,602,171.91
                                                                                    =============== =============== ===============

(jj) Enhancement Payment Group II                                                                                              0.00

                                                                                        Group I         Group II      Total Pool
                                                                                    --------------- --------------- ---------------
(kk) Monthly Advance Amount                                                                    0.00            0.00            0.00
     Outstanding Amount Advanced                                                               0.00            0.00            0.00

(ll) Class I M-2 Monthly Premium                                                                                          28,653.94
     Class II M-2 Monthly Premium                                                                                         45,879.34
     Amount Distributed to Class R Certificateholders Gr I    (CUSIP# 100001867)                         154,614.51
     Amount Distributed to Class R Certificateholders Gr II   (CUSIP# 100001867)                         338,292.13

(mm) Net Weighted Average Contract Rate Group I A                                                                            10.66%
     Net Weighted Average Contract Rate Group II A                                                                            8.17%

(nn) Units in Delinquency Collection                                                                                              0
     Principal Balance of default collections                                                                                  0.00

(oo) Pool Balances                                                                      Group I         Group II      Total Pool
                                                                                    --------------- --------------- ---------------
     Beginning of Period Scheduled Pool Balance                                      118,568,015.25  125,125,474.66  243,693,489.91
     Beginning Pool Principal Balance percentage Group I A                               89.379990%      90.014232%      89.704524%
     Ending of Group I A Period Scheduled Pool Balance                               116,893,187.24  123,672,884.66  240,566,071.90
     Ending Principal Balance Percentage Group I A                                       88.117456%      88.969251%      88.553309%
     Ending Collateral Loan Balance of Group I A                                     117,003,589.52  123,701,418.20  240,705,007.72

(pp) Aggregate Deficiency Amounts                                                                                          1,330.73
     Servicer Deficiency Amounts received                                                                                    465.76

(qq) Net Funds Cap Carryover Amount paid to the Class I A-1 Certificateholders                                                 0.00
     Net Funds Cap Carryover Amount paid to the Class II A-2 Certificateholders                                                0.00

(rr) Insurance Agreement Items
                                                                                         Group I        Group II      Total Pool
                                                                                    --------------- --------------- ---------------
(ss) Cumulative Realized Losses                                                          955,740.45      509,591.42    1,465,331.87
     Current Realized Loss Ratio                                                              1.93%           0.95%           1.41%
     Average 60 day Delinquency Ratio                                                         1.09%           1.95%           1.52%
     Average 30 day Delinquency Ratio                                                         2.83%           3.40%           3.04%
     12 Month Realized Loss Ratio                                                             0.09%           0.04%           0.06%


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(tt) Cumulative Realized Losses Test Met                                                                                         NO
     Principal Distribution Test Met                                                                                             NO

(uu) Servicer Termination Event                                                                                                  NO

(vv) Amounts received from the Hedge Counterparty                                                                        207,741.04
     Amount paid to the Hedge Counterparty                                                                               563,692.11
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